Exhibit 99.1

Orion Energy Systems Announces Preliminary Unaudited FY 2022 Results

Manitowoc, WI – May 23, 2022 – Orion Energy Systems, Inc. (NASDAQ: OESX) (Orion Lighting), a provider of energy-efficient LED lighting, controls and IoT systems, including turnkey project implementation, program management and system maintenance, today announced preliminary unaudited results for its fiscal year ended March 31, 2022 (FY 2022). Orion plans to report full FY 2022 results on Tuesday, June 7th and host an investor call at 10:00 a.m. ET; details of the call will be announced separately. In addition, Orion will attend in person the H.C. Wainwright Global Investment Conference in Miami Beach, FL May 24th and 25th and the LD Micro Invitational in Westlake Village, CA on June 7th and 8th.

Orion expects to report for FY 2022:

•	Revenue of approximately $124M, an increase of roughly 6% over $116.8M in FY 2021.

•	A gross profit percentage of at least 27%, up from 25.8% in FY 2021.

•	Operating income of $8.2M—$8.4M, compared to $6.8M in FY 2021.

•	Financial liquidity of approximately $35M at the close of FY 2022, including $14.5M of cash and cash equivalents and $21M in availability under its credit facility.

Mike Altschaefl, Orion’s CEO and Board Chair, commented, “Orion’s FY 2022 revenue improvement included growth of almost 25% in our business excluding our largest customer, more than offsetting a decrease in this customer’s revenue to approximately $61M or 49% of revenue, from $65M or 56% of revenue in FY 2021. Beyond progress with major national accounts, we also achieved significant growth in our energy service company (ESCO) and electrical contractor distribution channels and benefitted from the initial contribution from our maintenance services business.

OUTLOOK

“Despite our progress, Orion’s revenue continues to be impacted by several large projects which have been postponed by our customers as they respond to factors outside our control, including delays in new facility construction, supply chain disruptions, and COVID-19 related impacts to their businesses. These issues impacted our performance in the second half of FY 2022 and continue to limit our near-term visibility on the timing of various customer projects.

“Our Board and management team remain excited and optimistic about Orion’s long-term growth potential, supported by its deep industry expertise, expanded capabilities, strong value proposition and growing track record of customer successes.

“Orion envisions a realistic path to meet or exceed our FY 2022 revenue performance in FY 2023. Assuming approximately $25M in revenue from our largest customer in FY 2023, meeting or exceeding our FY 2022 revenue in FY 2023 implies significant growth in our business outside of our largest customer. We have confidence in our ability to achieve that performance, but it is subject to a range of external uncertainties and their impact on customer decision making that is difficult to predict.”

Orion cautions investors that its business outlook is subject to a range of factors that are difficult to predict, including but not limited to supply chain disruptions, shipping, logistics and new construction issues, component availability, rising input costs, labor supply challenges, the COVID-19 pandemic, and other potential business and economic impacts.

Links to Details about Orion’s Upcoming Investor Conferences:

HC Wainwright Global Investment Conference

LD Micro Invitational

About Orion Energy Systems

Orion provides innovative LED lighting systems and turnkey project implementation including installation and commissioning of fixtures, controls and IoT systems, as well as ongoing system maintenance and program management. We help our customers achieve energy savings with healthy, safe and sustainable solutions, enabling them to reduce their carbon footprint and digitize their business.

COVID-19 Impacts

The COVID-19 pandemic has disrupted business, trade, commerce, financial and credit markets, in the U.S. and globally. Orion’s business has been materially adversely impacted by measures taken by government entities and others to control the spread of the virus. As of the date of this release, it is not possible to predict the overall impact the COVID-19 pandemic will have on the Company’s business, liquidity, capital resources or financial results.

Safe Harbor Statement

Certain matters discussed in this press release, including under the heading “Outlook” are “forward-looking statements” intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. These forward-looking statements may generally be identified as such because the context of such statements will include words such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “will,” “would” or words of similar import. Similarly, statements that describe our future plans, objectives or goals are also forward-looking statements. Such forward-looking statements are subject to certain risks and uncertainties that could cause results to differ materially from those expected, including, but not limited to, the following: (i) our ability to manage general economic, business and geopolitical conditions, including the impacts of natural disasters, pandemics and outbreaks of contagious diseases and other adverse public health developments, such as the COVID-19 pandemic; (ii) the deterioration of market conditions, including our dependence on customers’ capital budgets for sales of products and services, and adverse impacts on costs and the demand for our products as a result of factors such as the COVID-19 pandemic and the implementation of tariffs; (iii) our ability to adapt and respond to supply chain challenges, especially related to shipping and logistics issues, component availability, rising input costs, and a tight labor market; (iv) our ability to recruit, hire and retain talented individuals in all disciplines of our company; (v)our ability to successfully launch, manage and maintain our refocused business strategy to successfully bring to market new and innovative product and service offerings; (vi) our recent and continued reliance on significant revenue to be generated in fiscal 2022 from the lighting and controls retrofit projects for two major global logistics companies; (vii) our dependence on a limited number of key customers, and the potential consequences of the loss of one or more key customers or suppliers, including key contacts at such customers; (viii) our ability to identify and successfully complete transactions with suitable acquisition candidates in the future as part of our growth strategy; (ix) the availability of additional debt financing and/or equity capital to pursue our evolving strategy and sustain our growth initiatives; (x) our risk of potential loss related to single or focused exposure within the current customer base and product offerings; (xi) our ability to sustain our profitability and positive cash flows; (xii) our ability to differentiate our products in a highly competitive and converging market, expand our customer base and gain market share; (xiii) our ability to manage and mitigate downward pressure on the average selling prices of our products as a result of competitive pressures in the light emitting diode (“LED”) market; (xix) our ability to manage our inventory and avoid inventory obsolescence in a rapidly evolving LED market; (xx) our increasing reliance on third parties for the manufacture and development of products, product components, as well as the provision of certain services; (xxi) our increasing emphasis on selling more of our products through third party distributors and sales agents, including our ability to attract and retain effective third party distributors and sales agents to execute our sales model; (xxii) our ability to develop and participate in new product and technology offerings or applications in a cost effective and timely manner; (xxiii) our ability to maintain safe and secure information technology systems; (xxiv) our failure to comply with the covenants in our credit agreement; (xxv) our ability to balance customer demand and production capacity; (xxvi) our ability to maintain an effective system of internal control over financial reporting; (xxvii) price fluctuations (including as a result of tariffs), shortages or interruptions of component supplies and raw materials used to manufacture our products; (xxviii) our ability to defend our patent portfolio and license technology from third parties; (xxix) a reduction in the price of electricity; (xxx) the reduction or elimination of investments in, or incentives to adopt, LED lighting or the elimination of, or changes in, policies, incentives or rebates in certain states or countries that encourage the use of LEDs over some traditional lighting technologies; (xxxi) the cost to comply with, and the effects of, any current and future industry and government regulations, laws and policies; (xxxii) potential warranty claims in excess of our reserve estimates, and (xxxiii) the other risks described in our filings with the Securities and Exchange Commission. Shareholders, potential investors and other readers are urged to consider these factors carefully in evaluating the forward-looking statements and are cautioned not to place undue reliance on such forward-looking statements. The forward-looking statements made herein are made only as of the date of this press release and we undertake no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise. More detailed information about factors that may affect our performance may be found in our filings with the Securities and Exchange Commission, which are available at http://www.sec.gov or at http://investor.oriones.com/ in the Investor Relations section of our Website.

Twitter: @OrionLighting and @OrionLightingIR

StockTwits: @Orion_LED_IR

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Investor Relations Contacts

Per Brodin, CFO	William Jones; David Collins
Orion Energy Systems, Inc.	Catalyst IR
pbrodin@oesx.com	(212) 924-9800 or OESX@catalyst-ir.com

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